                                               SECURITIES AND EXCHANGE COMMISSION

                                                    WASHINGTON, DC.  20549

                                                           FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                              the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         April 20, 2006

                                                    HANCOCK HOLDING COMPANY

                                   (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                            (State or other            (Commission File         (I.R.S. Employer
                            jurisdiction of               Number)                 Identification Number)
                            incorporation)

                                               One Hancock Plaza, 2510 14th Street,
                                          Gulfport, Mississippi                 39501
                             ------------------------------------------------------------------
                         (Address of principal executive offices)              (Zip code)

                                                      (228) 868-4000
                             ------------------------------------------------------------------
                                  (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 20, 2006, Hancock Holding Company
issued a press release announcing its earnings for the first quarter of 2006.  The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 20, 2006, headed "Hancock Holding
                             Company Announces Earnings for First Quarter 2006"
                             and related financial statements.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2006
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

3

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
---------------------                --------------------
April 20, 2006                       George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Michael M. Achary, Treasurer
                                     Paul D. Guichet, Investor Relations
                                     800.522.6542 or 228.563.6559
===================================================================================================================
Hancock Holding Company announces earnings for first quarter 2006

GULFPORT, MS (April 20, 2006) - Hancock Holding Company (NASDAQ: HBHC) and Leo W. Seal, Jr., President of Hancock Holding Company, today announced earnings for the quarter ended March 31, 2006. Hancock’s first quarter 2006 earnings were $22.01 million, an increase of $6.57 million, or 43 percent, from the first quarter of 2005. Diluted earnings per share for the first quarter of 2006 were $0.67, an increase of $0.20, or 43 percent, from the same quarter a year ago.

While Hancock’s earnings for the third and fourth quarters of 2005 were significantly impacted by Hurricane Katrina, the first quarter of 2006 contained no significant income statement items related to the impact of the storm. The financial impact of Hurricane Katrina on Hancock’s earnings for the past three quarters is summarized in the table below.

          Earnings Summary
          (dollars in thousands, except EPS)
                                                       3Q05           4Q05            1Q06
                                                ------------    -----------    ------------
          Reported Earnings (GAAP)                   $1,435        $19,065         $22,011
          Less Storm-related Items:
              Estimated Credit Losses                35,201              -               -
              Net Gain on Insurance less
                Direct Expenses                    (12,276)          5,692               -
              Waived Fees                             3,785              -               -
              Storm-related Tax Credits                   -            358               -
                                                ------------    -----------    ------------
          Total Storm-related Items (pre-tax)        26,710          5,692               -
          Total Storm-related Items
          (after-tax)                                17,362          3,342               -
                                                ------------    -----------    ------------
          Adjusted Earnings (Non GAAP)              $18,797        $22,407         $22,011
                                                ============    ===========    ============

          Reported (GAAP) Diluted EPS                 $0.04          $0.58           $0.67
          Adjusted (Non GAAP) Diluted EPS             $0.57          $0.68           $0.67

Compared to the fourth quarter of 2005, first quarter earnings were up $2.95 million, or 15 percent, with diluted earnings per share up $0.09. Excluding the impact of Hurricane Katrina (as indicated in the above table), the Company’s earnings for the fourth quarter 2005 were $22.41 million, with diluted earnings per share of $0.68.

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Hancock’s first quarter 2006 performance was highlighted by the following significant items:

     o   Superior  Returns:  return on average  assets of 1.49 percent and return on average common equity of 18.34 percent.  In  addition,  the  Company's  efficiency  ratio  (non-interest  expense  as a percent  of total revenue) was 58.30 percent.

     o   Continued  Strong  Balance  Sheet  Growth:  total  assets  were up $306  million,  or 5  percent,  between
         December 31, 2005 and March 31, 2006,  led by deposit growth of $329 million,  or 7 percent;  deposits are up $1.52 billion,  or 40 percent,  since  Hurricane  Katrina made landfall on August 29, 2005;  period-end loans were down $18 million  since  December 31, 2005, as loan  production  was not able to keep pace with maturities and pay-downs.

     o   Net Interest  Income (te)  Expansion:  on the strength of deposit  growth and the resulting  earning asset expansion,  net interest (te) was up $3.77  million,  or 7 percent  between  fourth quarter 2005 and first quarter 2006; net interest income (te) was up $12.28 million, or 27 percent since first quarter 2005.

     o   Asset  Quality:  Hancock's  provision for loan losses in the first quarter was a negative  $705,000 due to a large commercial  recovery  (favorable  impact to net charge-offs of $1.75 million);  total reported net charge-offs  for the quarter were a net recovery of $108,000 and included  storm-related  net  charge-offs of $597,000;  excluding the impact of the large  commercial  recovery and the  storm-related  charge-offs, net  charge-offs  would have been $1.05 million,  or 0.14 percent,  for the first quarter;  non-performing assets as a percent  of loans and  foreclosed  assets  fell 7 basis  points to 0.35  percent  at March 31,
         2006, from December 31, 2005, while loans 90 days past due fell 64 basis points to 0.22 percent.

     o   Non-interest  Income  Growth:  non-interest  income was up $1.87  million,  or 8  percent,  from the prior quarter with increases led by service  charges (up $1.03  million),  but also reflected  increases in most other fee income categories.

     o   Expensing  of Stock  Options:  FAS  Statement  No.  123(r),  which  Hancock  adopted  on  January 1, 2006, requires  entities to recognize in the income  statement  the  grant-date  fair value of share options and other  equity-based  compensation  issued  to  employees;  the  first  quarter  2006  after-tax  impact of expensing stock options was $917,000 or $0.03 per common share.

In commenting on Hancock’s operating results for the first quarter of 2006, George A. Schloegel, Chief Executive Officer, stated, “While Hancock continues to be a major leader in the rebuilding efforts of the region, the Company is focused on doing our part to make the future a bright one for our associates, clients, and neighbors. Hancock’s first quarter results speak for themselves and are a testament to the human spirit that carries on and thrives in the face of adversity.”

Balance Sheet Growth and Capital

Hancock continues to experience significant balance sheet growth in the aftermath of Hurricane Katrina. At March 31, 2006, Hancock had total loans of $2.97 billion and total deposits of $5.32 billion. The Company’s total asset size at March 31, 2006, was $6.26 billion. For the period from August 31, 2005, to March 31, 2006, total loans have grown $33 million, or 1 percent, and total deposits have grown $1.52 billion, or 40 percent, while total assets have increased $1.46 billion, or 31 percent.

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The Company’s deposit and earning asset growth continued into the first quarter of 2006. Total deposits were up $329 million, or 7 percent, at March 31, 2006, compared to year-end 2005. While loans were down $18 million for the same time period, earning assets were up $308 million, or 6 percent. The composition of the first quarter 2006 deposit inflows consisted of 14 percent non-interest-bearing demand accounts, 55 percent low cost interest-bearing transaction accounts, and 30 percent time deposits. Loan growth in the Company’s operating region is expected to increase significantly once the inflows of insurance and federal aid funds begin to subside at some point later in 2006.

The Loan/Deposit Ratio averaged 66 percent for the fourth quarter, but dropped to 59 percent for the first quarter of 2006, due to an average increase in deposits of $522 million, compared to $28 million decrease in average loans for the same period. At March 31, 2006, the Loan/Deposit Ratio was 56 percent.

Hancock remains very well capitalized even with a $1.46 billion increase in total assets since the storm made landfall on August 29, 2005. As of March 31, 2006, Hancock’s Leverage (tier one) Ratio stands at 7.45 percent, while the Tangible Equity Ratio is 6.75 percent.

Net Interest Income

Net interest income (te) for the first quarter of 2006 increased $12.28 million, or 27 percent, from the first quarter of 2005, and was up $3.77 million, or 7 percent, from the fourth quarter of 2005. The Company’s net interest margin (te) was 4.30 percent in the first quarter of 2006, 5 basis points narrower than the same quarter a year ago and 14 basis points narrower than the previous quarter.

Compared to the same quarter a year ago, the primary driver of the $12.28 million increase in net interest income (te) was an $1.20 billion, or 28 percent, increase in average earning assets mainly from average deposit growth of $1.20 billion, or 31 percent, much of which was related to deposits inflows in the aftermath of Hurricane Katrina. The unprecedented deposit growth caused the Loan/Deposit Ratio to decline to 59 percent in the first quarter of 2006. The $1.20 billion increase in average earning assets was deployed into securities portfolio (average increase of $802 million, or 59 percent), short-term investments (average increase of $203 million), and into loans (average increase of $194 million, or 7 percent). Loans now comprise 54 percent of the Company’s average earning asset base, as compared to 61 percent for the same quarter a year ago. The net interest margin (te) narrowed 5 basis points as the increase in the average earning asset yield (27 basis points) did not offset the increase in total funding costs (33 basis points).

The Company’s level of net interest income (te) in the first quarter of 2006 increased $3.77 million, or 7 percent, from the prior quarter. Average earning assets increased $571 million, or 12 percent, over the previous quarter. Fueled by storm-related deposit inflows, average deposits increased $522 million, or 12 percent, compared to the prior quarter. Of the $571 million increase in average earning assets, $19 million was deployed into short-term investments (mostly fed funds) and the balance, $581 million, into the securities portfolio. Average loans were down $28 million from the prior quarter as loan pay-downs continued to eclipse loan production. The net interest margin (te) narrowed 14 basis points from the prior quarter as the yield on average earning assets increased just 3 basis points, while total funding costs were up 18 basis points. The yield on average earning assets was impacted by the larger percent of the Company’s earning assets in securities and short-term investments (46 percent) than the previous quarter (39 percent). The total cost of funds was up 18 basis points mostly due to increase in cost of public fund deposits (indexed to short-term market rates).

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Non-interest Income and Non-interest Expense

Excluding the impact of net storm-related items and securities transactions, non-interest income for the first quarter of 2006 was up $2.46 million, or 11 percent, compared to the same quarter a year ago. Non-interest income was up $1.87 million, or 8 percent, compared to the fourth quarter of 2005. The primary factors impacting the higher levels of non-interest income as compared to the same quarter a year ago were higher levels of insurance fees (up $1.28 million) mostly related to higher revenues associated with Magna Insurance Company, the Company’s wholly owned insurance company, and the July, 1, 2005, acquisition of J. Everett Eaves, Inc. In addition, other income was up $1.26 million, when compared to the same quarter a year ago. However, service charges were down $1.61 million principally due to waived return item fees and other service charges as a result of accommodations to customers impacted by Hurricane Katrina. The increase in non-interest income for the first quarter of 2006 (excluding the 2005 net storm-related items and securities transactions) compared to the prior quarter was due to increases in service charges (up $1.03 million) and ATM fees (up $489,000).

Operating expenses for the first quarter of 2006 were $7.52 million, or 18 percent, higher compared to the same quarter a year ago and were $4.54 million, or 10 percent, higher than the previous quarter. The increase from the same quarter a year ago was reflected in higher levels of personnel expense (up $3.82 million), occupancy expense (up $1.16 million), telephone expense (up $910,000) and all other expenses (up $1.62 million). The increase from the prior quarter was reflected in higher personnel expense (up $1.62 million) and higher other operating expenses (up $2.34 million). The Company’s overall increase in operating expenses for the first quarter of 2006, while not containing any significant direct expenses related to the impact of Hurricane Katrina, did include an unquantifiable level of expenses indirectly related to the storm. This would include on-going expenditures related to occupancy (due to large numbers of employees remaining displaced from their regular pre-storm workplaces), equipment replacement, repair and maintenance expenses, and other costs related to the resumption of non-storm related expenditures.

Asset Quality

Annualized net charge-offs as a percent of average loans for the first quarter of 2006 were a negative 0.01 percent (indicating a net recovery), compared to 0.33 percent for the first quarter of 2005, and to 0.41 percent in the fourth quarter of 2005. That represents a decrease of 42 basis points, or $3.21 million from the prior quarter and a decrease of 34 basis points, or $2.37 million from the same quarter a year ago. During the first quarter of 2006, the Company recovered a large commercial credit totaling $1.75 million. In addition, net charge-offs of $597,000, or 0.08 percent, were related to Hurricane Katrina and were charged directly against the $35.2 million storm-related allowance for loan losses established by the Company in the third quarter of 2005. Excluding the first quarter storm-related net charge-offs of $597,000 and the large commercial recovery of $1.75 million, net charge-offs for the first quarter were $1.05 million, or 0.14 percent of average loans.

The provision for loan losses in the first quarter of 2006 was negative $705,000, due to the aforementioned large credit recovery. This compares to the $1.08 million provision booked in the fourth quarter of 2005, and to $2.76 million for the first quarter of 2005.

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Non-performing assets as a percent of total loans and foreclosed assets was 0.35 percent at March 31, 2006, compared to 0.42 percent at December 31, 2005. Compared to the first quarter of 2005, the ratio of non-performing assets as a percent of total loans and foreclosed assets was down 1 basis point from the 0.36 percent reported at March 31, 2005. Non-performing assets decreased $2.06 million from December 31, 2005, reflecting primarily lower levels of non-accrual assets. The composition of the Company’s $10.46 million non-performing asset base continues to reflect granularity with many smaller credits and/or properties (only 7 credits or properties exceeding $250,000 and 160 credits or properties below $250,000). The Company’s ratio of accruing loans 90 days or more past due to total loans was 0.22 percent at March 31, 2006, compared to 0.86 percent at December 31, 2005 and to 0.10 percent at March 31, 2005. The higher level of loans 90 days or more past due at December 31, 2005, was due to storm-related accommodations granted to certain loan customers. In the aftermath of Hurricane Katrina, Hancock recognized that many credit customers (mostly residential mortgage holders) were in a position where time would be needed to recover sufficiently from the storm before they could resume payments on their loans. Accommodations in the form of loan payment extensions (most for 90 days) were granted on a customer-by-customer basis. As of March 31, 2006, accommodations in the form of loan payment extensions totaled $1.58 million and were not included in the aforementioned amounts and ratios of loans 90 days past due.

The Company’s allowance for loan losses was $73.96 million at March 31, 2006, down $597,000 from the $74.56 million reported at December 31, 2005, and $32.78 million higher than the $41.18 million reported at March 31, 2005. The ratio of the allowance for loan losses as a percent of period-end loans was 2.49 percent at March 31, 2006, unchanged from December 31, 2005. The allowance coverage ratio (allowance for loan losses to non-performers and past dues) was 433 percent in first quarter 2006, as compared to 196 percent in fourth quarter 2005, and 324 percent in first quarter 2005. As previously mentioned, the Company had established a specific allowance of $35.20 million for estimated credit losses related to the impact of Hurricane Katrina on Hancock’s loan portfolio in the third quarter of 2005. Hancock recorded storm-related net charge-offs of $2.35 million during the fourth quarter and $597,000 in the first quarter that were charged directly against the aforementioned allowance. In doing so, the storm-related allowance was reduced by $2.95 million and as of March 31, 2006, stands at $32.25 million. Hancock is continuously reviewing the adequacy of the special storm-related allowance and, based on current information, views the current level to be adequate.

General

Hancock Holding Company - parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, Hancock Bank of Florida, and Magna Insurance Company - has assets of $6.26 billion at March 31, 2006. Founded in 1899, Hancock Bank stands among the strongest, safest five-star financial institutions in America. Hancock Bank operates 100 Hancock full-service offices and 120 automated teller machines throughout South Mississippi, Louisiana, and Florida as well as subsidiaries Hancock Investment Services, Inc., Hancock Insurance Agency, and Harrison Finance Company. Investors can access additional corporate information or online banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward-looking statements are subject to a number of factors and uncertainties which could cause the company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                               --------------------------------------------
                                                                                            Three Months Ended
                                                                               --------------------------------------------
                                                                                   3/31/2006     12/31/2005      3/31/2005
                                                                               -------------- -------------- --------------
Per Common Share Data

Earnings per share:
    Basic                                                                              $0.68          $0.59          $0.48
    Diluted                                                                            $0.67          $0.58          $0.47
Cash dividends per share                                                              $0.195         $0.195         $0.165
Book value per share (period-end)                                                     $15.06         $14.78         $14.16
Tangible book value per share (period-end)                                            $12.85         $12.55         $11.99
Weighted average number of shares:

    Basic                                                                             32,393         32,313         32,463

    Diluted                                                                           33,088         32,980         33,019

Period-end number of shares                                                           32,494         32,301         32,463
Market data:
    High closing price                                                                $46.67         $39.90         $34.20
    Low closing price                                                                 $37.75         $31.08         $30.25
    Period end closing price                                                          $46.52         $37.81         $32.50

    Trading volume                                                                     3,990          6,829          3,284

Other Period-end Data

FTE headcount                                                                          1,768          1,735          1,766
Tangible common equity                                                              $417,684       $405,216       $389,344
Tier I capital                                                                      $440,302       $420,281       $408,163
Goodwill                                                                             $61,418        $61,418        $55,409
Amortizable intangibles                                                               $8,725         $9,204        $12,510
Mortgage servicing intangibles                                                        $1,384         $1,577         $2,288

Common shares repurchased for publicly announced plans                                    17              -             40

Performance Ratios

Return on average assets                                                               1.49%          1.39%          1.32%
Return on average common equity                                                       18.34%         15.98%         13.32%
Earning asset yield (TE)                                                               6.17%          6.14%          5.90%
Total cost of funds                                                                    1.88%          1.70%          1.55%
Net interest margin (TE)                                                               4.30%          4.44%          4.35%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles, net storm-related items,
    and securities transactions                                                       58.30%         56.89%         59.99%
Average common equity as a percent of average total assets                             8.13%          8.72%          9.94%
Leverage Ratio                                                                         7.45%          7.85%          8.75%
Tangible common equity to assets                                                       6.75%          6.89%          8.28%
Net charge-offs as a percent of average loans                                         -0.01%          0.41%          0.33%
Allowance for loan losses as a percent of period-end loans                             2.49%          2.49%          1.48%
Allowance for loan losses to NPAs + accruing loans 90 days past due                  432.85%        195.50%        323.66%
Provision for loan losses to net charge-offs                                         655.76%         34.76%        122.13%
Loan/deposit ratio                                                                    59.00%         66.44%         72.40%
Non-interest income excluding net storm-related items,
    and securities transactions as a percent of
    total revenue (TE)                                                                29.92%         29.68%         32.77%

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                                       --------------------------------------------
                                                                                                    Three Months Ended
                                                                                       --------------------------------------------
                                                                                            3/31/2006    12/31/2005      3/31/2005
                                                                                       --------------- ------------- --------------
Asset Quality Information

Non-accrual loans                                                                              $8,676       $10,617         $6,335
Foreclosed assets                                                                               1,779         1,898          3,591
                                                                                       --------------- ------------- --------------
Total non-performing assets                                                                   $10,455       $12,515         $9,926
                                                                                       --------------- ------------- --------------
Non-performing assets as a percent of loans and foreclosed assets                               0.35%         0.42%          0.36%
Accruing loans 90 days past due                                                                $6,632       $25,622         $2,798
Accruing loans 90 days past due as a percent of loans                                           0.22%         0.86%          0.10%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                                0.57%         1.28%          0.46%

Net charge-offs                                                                                ($108)        $3,104         $2,260
Net charge-offs as a percent of average loans                                                  -0.01%         0.41%          0.33%

Allowance for loan losses                                                                     $73,961       $74,558        $41,182
Allowance for loan losses as a percent of period-end loans                                      2.49%         2.49%          1.48%
Allowance for loan losses to NPAs + accruing loans 90 days past due                           432.85%       195.50%        323.66%

Provision for loan losses                                                                      ($705)        $1,079         $2,760
Provision for loan losses to net charge-offs                                                  655.76%        34.76%        122.13%

Allowance for Loan Losses

Beginning Balance                                                                             $74,558       $76,584        $40,682
Provision for loan loss                                                                         (705)         1,079          2,760
Charge-offs                                                                                     3,922         4,546          4,026
Recoveries                                                                                      4,030         1,442          1,766
                                                                                       --------------- ------------- --------------
Net charge-offs                                                                                 (108)         3,104          2,260
                                                                                       --------------- ------------- --------------
Ending Balance                                                                                $73,961       $74,558        $41,182
                                                                                       --------------- ------------- --------------

Storm-related allowance for loan losses (included above)                                      $32,253       $32,851              -
                                                                                       --------------- ------------- --------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                                                 ($1,769)          $332           $770
Mortgage loans                                                                                    181           (7)             68
Direct consumer loans                                                                             579         1,831            501
Indirect consumer loans                                                                           653           272            540
Finance company loans                                                                             248           676            381
                                                                                       --------------- ------------- --------------
Total net charge-offs (including storm-related)                                                ($108)        $3,104         $2,260

Storm-related net charge-offs                                                                     597         2,350              -
                                                                                       --------------- ------------- --------------
Total net charge-offs (excluding storm-related)                                                ($705)          $754         $2,260
                                                                                       =============== ============= ==============

Average loans:
Commercial/real estate loans                                                               $1,674,706    $1,660,804     $1,491,008
Mortgage loans                                                                                410,023       442,977        407,258
Direct consumer loans                                                                         469,832       489,150        503,700
Indirect consumer loans                                                                       351,405       342,203        313,542
Finance Company loans                                                                          64,496        63,663         60,720
                                                                                       --------------- ------------- --------------
Total average loans                                                                        $2,970,461    $2,998,797     $2,776,229

Net charge-offs to average loans:
Commercial/real estate loans                                                                   -0.43%         0.08%          0.21%
Mortgage loans                                                                                  0.18%        -0.01%          0.07%
Direct consumer loans                                                                           0.50%         1.49%          0.40%
Indirect consumer loans                                                                         0.75%         0.32%          0.70%
Finance Company loans                                                                           1.56%         4.21%          2.54%
                                                                                       --------------- ------------- --------------
Total net charge-offs to average loans (including storm-related)                               -0.01%         0.41%          0.33%
                                                                                       --------------- ------------- --------------
Total net charge-offs to average loans (excluding storm-related)                               -0.10%         0.10%          0.33%

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                                       --------------------------------------------
                                                                                                     Three Months Ended
                                                                                       --------------------------------------------
                                                                                           3/31/2006     12/31/2005      3/31/2005
                                                                                       -------------- -------------- --------------
Income Statement

Interest income                                                                              $81,590        $73,429        $60,531
Interest income (TE)                                                                          83,563         75,433         62,302
Interest expense                                                                              25,273         20,911         16,289
                                                                                       -------------- -------------- --------------
Net interest income (TE)                                                                      58,290         54,522         46,013
Provision for loan losses                                                                      (705)          1,079          2,760
Non-interest income excluding net storm-related items,
  and securities transactions                                                                 24,890         23,016         22,427
Net storm-related items (net gain on insurance less direct expenses incurred)                      -        (5,692)              -
Securities transactions gains/(losses)                                                           118           (27)              7
Non-interest expense                                                                          49,165         44,626         41,642
                                                                                       -------------- -------------- --------------
Income before income taxes                                                                    32,865         24,112         22,273
Income tax expense                                                                            10,854          5,047          6,836
                                                                                       -------------- -------------- --------------
Net income                                                                                   $22,011        $19,065        $15,438
                                                                                       ============== ============== ==============

Non-interest Income and Operating Expense

Service charges on deposit accounts                                                           $7,884         $6,850         $9,490
Trust fees                                                                                     3,078          2,946          2,541
Debit card & merchant fees                                                                     1,709          1,717          1,030
Insurance fees                                                                                 5,159          4,837          3,881
Investment & annuity fees                                                                      1,264          1,037          1,188
ATM fees                                                                                       1,294            805          1,372
Secondary mortgage market operations                                                             817            670            499
Other income                                                                                   3,684          4,154          2,426
                                                                                       -------------- -------------- --------------
Non-interest income excluding net storm-related items,
  and securities transactions                                                                $24,890        $23,016        $22,427
Net storm-related items (net gain on insurance less direct expenses incurred)                      -        (5,692)              -
Securities transactions gains/(losses)                                                           118           (27)              7
                                                                                       -------------- -------------- --------------
Total non-interest income including net storm-related items,
  and securities transactions                                                                $25,008        $17,298        $22,433
                                                                                       ============== ============== ==============

Personnel expense                                                                            $26,202        $24,580        $22,379
Occupancy expense (net)                                                                        3,659          3,237          2,495
Equipment expense                                                                              2,668          2,511          2,357
Other operating expense                                                                       15,961         13,780         13,828
Amortization of intangibles                                                                      675            518            584
Total non-interest expense                                                                   $49,165        $44,626        $41,642
                                                                                       ============== ============== ==============

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                                       --------------------------------------------
                                                                                                    Three Months Ended
                                                                                       --------------------------------------------
                                                                                           3/31/2006     12/31/2005      3/31/2005
                                                                                       -------------- -------------- --------------
Period-end Balance Sheet

Commercial/real estate loans                                                              $1,688,820     $1,677,716     $1,488,523
Mortgage loans                                                                               408,750        423,563        414,346
Direct consumer loans                                                                        456,888        477,716        510,116
Indirect consumer loans                                                                      349,412        346,071        318,164
Finance Company loans                                                                         67,300         64,121         60,679
                                                                                       -------------- -------------- --------------
Total loans                                                                                2,971,171      2,989,186      2,791,829
Securities                                                                                 2,278,613      1,959,261      1,414,037
Short-term investments                                                                       417,373        410,226         94,930
                                                                                       -------------- -------------- --------------
Earning assets                                                                             5,667,157      5,358,673      4,300,796
                                                                                       -------------- -------------- --------------
Allowance for loan losses                                                                   (73,961)       (74,558)       (41,182)
Other assets                                                                                 662,983        666,073        509,402
                                                                                       -------------- -------------- --------------
Total assets                                                                              $6,256,180     $5,950,187     $4,769,016
                                                                                       ============== ============== ==============

Non-interest bearing deposits                                                             $1,225,744     $1,324,938       $724,338
Interest bearing transaction deposits                                                      1,730,873      1,680,959      1,332,269
Interest bearing Public Fund deposits                                                        892,894        633,488        724,362
Time deposits                                                                              1,469,438      1,350,436      1,106,238
                                                                                       -------------- -------------- --------------
Total interest bearing deposits                                                            4,093,205      3,664,882      3,162,870
                                                                                       -------------- -------------- --------------
Total deposits                                                                             5,318,949      4,989,820      3,887,208
Other borrowed funds                                                                         273,629        307,429        266,528
Other liabilities                                                                            174,391        175,523        155,729
Common shareholders' equity                                                                  489,211        477,415        459,551
                                                                                       -------------- -------------- --------------
Total liabilities, preferred stock & common equity                                        $6,256,180     $5,950,187     $4,769,016
                                                                                       ============== ============== ==============
Average Balance Sheet

Commercial/real estate loans                                                              $1,674,706     $1,660,804     $1,491,008
Mortgage loans                                                                               410,023        442,977        407,258
Direct consumer loans                                                                        469,832        489,150        503,700
Indirect consumer loans                                                                      351,405        342,203        313,542
Finance Company loans                                                                         64,496         63,663         60,720
                                                                                       -------------- -------------- --------------
Total loans                                                                                2,970,461      2,998,797      2,776,229
Securities                                                                                 2,152,958      1,571,723      1,350,505
Short-term investments                                                                       335,986        317,409        132,582
                                                                                       -------------- -------------- --------------
Earning average assets                                                                     5,459,405      4,887,929      4,259,316
                                                                                       -------------- -------------- --------------
Allowance for loan losses                                                                   (74,429)       (76,488)       (40,688)
Other assets                                                                                 598,541        612,144        512,166
                                                                                       -------------- -------------- --------------
Total assets                                                                              $5,983,517     $5,423,586     $4,730,794
                                                                                       ============== ============== ==============

Non-interest bearing deposits                                                             $1,201,186     $1,126,356       $701,144
Interest bearing transaction deposits                                                      1,714,514      1,573,039      1,332,152
Interest bearing Public Fund deposits                                                        712,394        568,803        711,789
Time deposits                                                                              1,406,969      1,245,271      1,089,367
                                                                                       -------------- -------------- --------------
Total interest bearing deposits                                                            3,833,877      3,387,112      3,133,308
                                                                                       -------------- -------------- --------------
Total deposits                                                                             5,035,063      4,513,468      3,834,452
Other borrowed funds                                                                         287,738        263,358        271,473
Other liabilities                                                                            173,987        173,555        154,801
Common shareholders' equity                                                                  486,728        473,204        470,068
                                                                                       -------------- -------------- --------------
Total liabilities, preferred stock & common equity                                        $5,983,517     $5,423,586     $4,730,794
                                                                                       ============== ============== ==============

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                                       --------------------------------------------
                                                                                                     Three Months Ended
                                                                                       --------------------------------------------
                                                                                           3/31/2006     12/31/2005      3/31/2005
                                                                                       -------------- -------------- --------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                                         54.41%         61.35%         65.18%
Securities                                                                                    39.44%         32.16%         31.71%
Short-term investments                                                                         6.15%          6.49%          3.11%
                                                                                       -------------- -------------- --------------
Earning average assets                                                                       100.00%        100.00%        100.00%
                                                                                       ============== ============== ==============

Non-interest bearing deposits                                                                 22.00%         23.04%         16.46%
Interest bearing transaction deposits                                                         31.40%         32.18%         31.28%
Interest bearing Public Fund deposits                                                         13.05%         11.64%         16.71%
Time deposits                                                                                 25.77%         25.48%         25.58%
                                                                                       -------------- -------------- --------------
Total deposits                                                                                92.23%         92.34%         90.03%
Other borrowed funds                                                                           5.27%          5.39%          6.37%
Other net interest-free funding sources                                                        2.50%          2.27%          3.60%
                                                                                       -------------- -------------- --------------
Total average funding sources                                                                100.00%        100.00%        100.00%
                                                                                       ============== ============== ==============

Loan mix:
Commercial/real estate loans                                                                  56.38%         55.38%         53.71%
Mortgage loans                                                                                13.80%         14.77%         14.67%
Direct consumer loans                                                                         15.82%         16.31%         18.14%
Indirect consumer loans                                                                       11.83%         11.41%         11.29%
Finance Company loans                                                                          2.17%          2.12%          2.19%
                                                                                       -------------- -------------- --------------
Total loans                                                                                  100.00%        100.00%        100.00%
                                                                                       ============== ============== ==============
Average dollars (in thousands):
Loans                                                                                     $2,970,461     $2,998,797     $2,776,229
Securities                                                                                 2,152,958      1,571,723      1,350,505
Short-term investments                                                                       335,986        317,409        132,582
                                                                                       -------------- -------------- --------------
Earning average assets                                                                    $5,459,405     $4,887,929     $4,259,316
Non-interest bearing deposits                                                             $1,201,186     $1,126,356       $701,144
Interest bearing transaction deposits                                                      1,714,514      1,573,039      1,332,152
Interest bearing Public Fund deposits                                                        712,394        568,803        711,789
Time deposits                                                                              1,406,969      1,245,271      1,089,367
                                                                                       -------------- -------------- --------------
Total deposits                                                                             5,035,063      4,513,468      3,834,452
Other borrowed funds                                                                         287,738        263,358        271,473
Other net interest-free funding sources                                                      136,604        111,103        153,391
                                                                                       -------------- -------------- --------------
Total average funding sources                                                             $5,459,405     $4,887,929     $4,259,316

Loans:
Commercial/real estate loans                                                              $1,674,706     $1,660,804     $1,491,008
Mortgage loans                                                                               410,023        442,977        407,258
Direct consumer loans                                                                        469,832        489,150        503,700
Indirect consumer loans                                                                      351,405        342,203        313,542
Finance Company loans                                                                         64,496         63,663         60,720
                                                                                       -------------- -------------- --------------
Total average loans                                                                       $2,970,461     $2,998,797     $2,776,229
                                                                                       -------------- -------------- --------------

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                              Three Months Ended
                                    ---------------------------------------------------------------------------------------------
                                                  03/31/06                         12/31/05                      03/31/05
                                    ---------------------------------------------------------------  ----------------------------
                                      Interest     Volume       Rate    Interest    Volume     Rate   Interest    Volume    Rate
                                    ----------   ----------    ------   --------  ---------   ------  --------   ---------  -----

Average Earning Assets
Commercial & real estate loans (TE)   $28,637    $1,674,706     6.93%   $28,365   $1,660,804   6.78%  $22,303    $1,491,008  6.06%
Mortgage loans                          5,897       410,023     5.75%     6,119      442,977   5.53%    5,697       407,258  5.60%
Consumer loans                         17,473       885,732     8.00%    17,797      895,016   7.89%   16,409       877,963  7.58%
Loan fees & late charges                2,320             -     0.00%     2,104            -   0.00%    1,978             -  0.00%
                                    ----------   ----------    ------   --------  ---------   ------  --------   ---------  -----
  Total loans (TE)                     54,327     2,970,461     7.40%    54,386    2,998,797   7.20%   46,387     2,776,229  6.76%

US treasury securities                    627        60,086     4.23%       350       33,735   4.11%       60        11,058  2.20%
US agency securities                   13,786     1,194,312     4.62%     7,403      678,190   4.37%    4,285       430,408  3.98%
CMOs                                    1,810       184,276     3.93%     1,946      206,910   3.76%    2,686       267,037  4.02%
Mortgage backed securities              5,519       477,789     4.62%     4,917      430,409   4.57%    4,547       412,573  4.41%
Municipals (TE)                         2,723       163,175     6.67%     2,747      159,401   6.89%    2,871       163,543  7.02%
Other securities                          872        73,320     4.76%       633       63,078   4.01%      672        65,886  4.08%
                                    ----------   ----------    ------   --------  ---------   ------  --------   ---------  -----
  Total securities (TE)                25,336     2,152,958     4.71%    17,995    1,571,723   4.58%   15,122     1,350,505  4.48%

Fed funds sold                          3,586       328,544     4.43%     3,043      309,603   3.90%      711       118,503  2.43%
Cds with banks                            314         7,442    17.11%         9        7,806   0.48%       49         8,361  2.37%
Other short-term investments                -             -     0.00%         -            -   0.00%       32         5,718  2.26%
                                    ----------   ----------    ------   --------  ---------   ------  --------   ---------  -----
  Total short-term investments          3,900       335,986     4.71%     3,052      317,409   3.81%      792       132,582  2.42%

  Average earning assets yield (TE)   $83,563    $5,459,405     6.17%   $75,433   $4,887,929   6.14%  $62,302    $4,259,316  5.90%

Interest-bearing Liabilities
Interest-bearing transaction deposits  $3,266    $1,714,514     0.77%    $2,836   $1,573,039   0.72%   $1,921    $1,332,152  0.58%
Time deposits                          13,005     1,406,969     3.75%    11,503    1,245,271   3.66%    9,360     1,089,367  3.48%
Public Funds                            6,750       712,394     3.84%     4,825      568,803   3.37%    3,751       711,789  2.14%
                                    ----------   ----------    ------   --------  ---------   ------  --------   ---------  -----
   Total interest bearing deposits     23,021     3,833,877     2.44%    19,164    3,387,112   2.24%   15,032     3,133,308  1.95%

Customer repos                          1,641       230,725     2.88%     1,125      204,386   2.18%      664       214,878  1.25%
Other borrowings                          611        57,014     4.35%       622       58,972   4.18%      593        56,595  4.25%
                                    ----------   ----------    ------   --------  ---------   ------  --------   ---------  -----
  Total borrowings                      2,252       287,738     3.17%     1,747      263,358   2.63%    1,256       271,473  1.88%

  Total interest bearing liab cost    $25,273    $4,121,615     2.49%   $20,911   $3,650,470   2.27%  $16,289    $3,404,781  1.94%

Noninterest-bearing deposits                      1,201,186                        1,126,356                        701,144
Other net interest-free funding
   sources                                          136,604                          111,103                        153,391

Total Cost of Funds                   $25,273    $5,459,405     1.88%   $20,911   $4,887,929   1.70%  $16,289    $4,259,316  1.55%

Net Interest Spread (TE)              $58,290                   3.69%   $54,522                3.87%  $46,013                3.96%

Net Interest Margin (TE)              $58,290    $5,459,405     4.30%   $54,522   $4,887,929   4.44%  $46,013    $4,259,316  4.35%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                                    2004                             2005                     2006
                                                      -------------------------------  -----------------------------------   -----
                                                          2Q         3Q        4Q        1Q       2Q       3Q        4Q        1Q
                                                      -------------------------------  -----------------------------------   -----
Per Common Share Data

Earnings per share:
    Basic                                                $0.50      $0.47     $0.49     $0.48    $0.56    $0.04     $0.59     $0.68
    Diluted                                              $0.50      $0.47     $0.48     $0.47    $0.55    $0.04     $0.58     $0.67
Cash dividends per share                                $0.125     $0.165    $0.165    $0.165   $0.165   $0.195    $0.195    $0.195
Book value per share (period-end)                       $13.32     $14.16    $14.32    $14.16   $14.87   $14.52    $14.78    $15.06
Tangible book value per share (period-end)              $11.17     $12.03    $12.16    $11.99   $12.73   $12.25    $12.55    $12.85
Weighted average number of shares:
    Basic                                               32,549     32,495    32,467    32,463   32,396   32,308    32,313    32,393
    Diluted                                             33,042     33,054    33,076    33,019   32,928   32,940    32,980    33,088
Period-end number of shares                             32,538     32,472    32,440    32,463   32,310   32,309    32,301    32,494
Market data:
    High closing price                                  $32.25     $34.27    $34.83    $34.20   $34.87   $37.84    $39.90    $46.67
    Low closing price                                   $25.00     $27.32    $30.00    $30.25   $28.25   $29.93    $31.08    $37.75
    Period end closing price                            $29.06     $31.79    $33.46    $32.50   $34.40   $34.14    $37.81    $46.52
    Trading volume                                       3,252      2,792     2,781     3,286    3,527    8,760     6,829     3,990

Other Period-end Data

FTE headcount                                            1,754      1,731     1,767     1,766    1,813    1,590     1,735     1,768
Tangible common equity                                $363,451   $390,696  $394,389  $389,344 $411,203 $395,843  $405,216  $417,684
Tier I capital                                        $381,428   $391,098  $399,320  $408,163 $416,312 $407,075  $420,281  $440,302
Goodwill                                               $56,474    $56,474   $55,409   $55,409  $55,409  $61,428   $61,418   $61,418
Amortizable intangibles                                $11,410    $10,852   $12,263   $12,510  $11,746   $9,928    $9,204    $8,725
Mortgage servicing intangibles                          $2,171     $1,922    $2,520    $2,288   $2,082   $1,860    $1,577    $1,384
Common shares repurchased for publicly
  announced plans                                          100         84         -        40       96       12         -        17

Performance Ratios

Return on average assets                                 1.49%      1.37%     1.39%     1.32%    1.52%    0.12%     1.39%     1.49%
Return on average common equity                         14.97%     13.67%    13.54%    13.32%   15.27%    1.18%    15.98%    18.34%
Earning asset yield (TE)                                 5.83%      5.86%     6.00%     5.90%    6.08%    6.19%     6.14%     6.17%
Total cost of funds                                      1.43%      1.44%     1.47%     1.55%    1.66%    1.80%     1.70%     1.88%
Net interest margin (TE)                                 4.40%      4.42%     4.53%     4.35%    4.42%    4.40%     4.44%     4.30%
Non-interest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related items,
  gain on sale of credit card
  merchant and securities transactions                  56.79%     57.55%    54.95%    59.99%   57.83%   60.85%    56.89%    58.30%
Average common equity as
  a percent of average total assets                      9.95%     10.00%    10.26%     9.94%    9.94%   10.13%     8.72%     8.13%
Leverage ratio                                           8.76%      8.86%     8.97%     8.75%    8.83%    8.64%     7.85%     7.45%
Tangible common equity to assets                         8.27%      8.83%     8.58%     8.28%    8.71%    8.17%     6.89%     6.75%
Net charge-offs as a
  percent of average loans                               0.47%      0.45%     0.56%     0.33%    0.24%    0.23%     0.41%    -0.01%
Allowance for loan losses as
  a percent of period-end loans                          1.47%      1.45%     1.48%     1.48%    1.45%    2.57%     2.49%     2.49%
Allowance for loan losses to
  NPAs + loans 90 days past due                        211.55%    225.17%   251.85%   323.66%  284.75%  392.70%   195.50%   432.85%
Provision for loan losses to net charge-offs           126.52%    114.34%   150.98%   122.13%  111.83% 2165.65%    34.76%   655.76%
Loan/deposit ratio                                      70.13%     73.07%    75.19%    72.40%   73.63%   76.77%    66.44%    59.00%
Non-interest income excluding
  net storm-related items, gain on sale of
  credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                                 35.93%     31.98%    32.37%    32.77%   34.06%   31.10%    29.68%    29.92%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                      2004                                     2005                          2006
                                    ------------------------------------  ----------------------------------------------  --------
                                          2Q           3Q          4Q          1Q          2Q         3Q          4Q           1Q
                                    ------------------------------------  ----------------------------------------------  --------
Asset Quality Information

Non-accrual loans                       $10,134      $7,770      $7,480      $6,335      $8,052     $10,373     $10,617      $8,676
Foreclosed assets                         4,270       4,151       3,513       3,591       2,567       2,973       1,898       1,779
                                    ------------------------------------  ----------------------------------------------  --------
Total non-performing assets             $14,404     $11,921     $10,993      $9,926     $10,619     $13,346     $12,515     $10,455
Non-performing assets as a percent
  of loans and foreclosed assets          0.55%       0.44%       0.40%       0.36%       0.37%       0.45%       0.42%       0.35%

Accruing loans 90 days past due          $3,701      $5,277      $5,160      $2,798      $3,914      $6,156     $25,622      $6,632
Accruing loans 90 days past due as
  a percent of loans                      0.14%       0.20%       0.19%       0.10%       0.14%       0.21%       0.86%       0.22%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                       0.69%       0.64%       0.59%       0.46%       0.51%       0.65%       1.28%       0.57%

Net charge-offs                          $3,017      $2,963      $3,839      $2,260      $1,691      $1,704      $3,104      ($108)
Net charge-offs as
  a percent of average loans              0.47%       0.45%       0.56%       0.33%       0.24%       0.23%       0.41%      -0.01%

Allowance for loan losses               $38,300     $38,725     $40,682     $41,182     $41,382     $76,584     $74,558     $73,961
Allowance for loan losses as a
  percent of period-end loans             1.47%       1.45%       1.48%       1.48%       1.45%       2.57%       2.49%       2.49%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due       211.55%     225.17%     251.85%     323.66%     284.75%     392.70%     195.50%     432.85%

Provision for loan losses                $3,817      $3,388      $5,796      $2,760      $1,891     $36,905      $1,079      ($705)
Provision for loan losses to net
    charge-offs                         126.52%     114.34%     150.98%     122.13%     111.83%    2165.65%      34.76%     655.76%

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans               $788        $734      $1,003        $770        $202       ($17)        $332    ($1,769)
Mortgage loans                             (26)        (22)          38          68         (5)           7         (7)         181
Direct consumer loans                     1,182       1,222       1,173         501         491         861       1,831         579
Indirect consumer loans                     572         402         910         540         538         342         272         653
Finance company loans                       501         627         715         381         465         511         676         248
                                    ------------------------------------  ----------------------------------------------  --------
Total net charge-offs (including
    storm-related)                       $3,017      $2,963      $3,839      $2,260      $1,691      $1,704      $3,104      ($108)
Storm-related net charge-offs                 -           -           -           -           -           -       2,350         597
                                      ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total net charge-offs (excluding
    storm-related)                       $3,017      $2,963      $3,839      $2,260      $1,691      $1,704        $754      ($705)
                                      ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Average loans:
Commercial/real estate loans          1,352,432  $1,396,149  $1,439,074  $1,491,008  $1,523,348  $1,584,244  $1,660,804  $1,674,706
Mortgage loans                          391,270     400,710     408,535     407,258     417,307     430,615     442,977     410,023
Direct consumer loans                   483,150     487,139     498,336     503,700     509,628     504,362     489,150     469,832
Indirect consumer loans                 279,230     296,755     307,413     313,542     323,100     335,482     342,203     351,405
Finance Company loans                    57,829      59,935      60,604      60,720      62,124      64,006      63,663      64,496
                                      ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total average loans                   2,563,910  $2,640,689  $2,713,963  $2,776,229  $2,835,506  $2,918,709  $2,998,797  $2,970,461

Net charge-offs to average loans:
Commercial/real estate loans              0.23%       0.21%       0.28%       0.21%       0.05%       0.00%       0.08%      -0.43%
Mortgage loans                           -0.03%      -0.02%       0.04%       0.07%       0.00%       0.01%      -0.01%       0.18%
Direct consumer loans                     0.98%       1.00%       0.94%       0.40%       0.39%       0.68%       1.49%       0.50%
Indirect consumer loans                   0.82%       0.54%       1.18%       0.70%       0.67%       0.40%       0.32%       0.75%
Finance Company loans                     3.48%       4.16%       4.69%       2.54%       3.00%       3.17%       4.21%       1.56%
                                      ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total net charge-offs to average
   loans (excl storm-related)             0.47%       0.45%       0.56%       0.33%       0.24%       0.23%       0.41%      -0.01%
                                      ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total net charge-offs to average
   loans (incl storm-related)             0.47%       0.45%       0.56%       0.33%       0.24%       0.23%       0.10%      -0.10%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                         2004                            2005                           2006
                                        --------------------------------- ---------------------------------------   -------------
                                               2Q         3Q       4Q        1Q      2Q          3Q        4Q            1Q

Income Statement

Interest income                             $56,318    $57,424   $59,190  $60,531  $64,027    $65,644    $73,429       $81,590
Interest income (TE)                         58,115     59,184    61,051   62,302   65,767     67,506     75,433        83,563
Interest expense                             14,218     14,567    15,014   16,289   17,961     19,659     20,911        25,273
                                        --------------------------------- ---------------------------------------   -------------
Net interest income (TE)                     43,897     44,617    46,037   46,013   47,807     47,847     54,522        58,290
Provision for loan losses                     3,817      3,388     5,796    2,760    1,891     36,905      1,079         (705)
Non-interest income excluding net
   storm-related items
  gain on sale of credit card
  merchant and securities transactions       21,619     20,973    22,037   22,427   24,695     21,600     23,016        24,890
Net storm-related items                           -          -         -        -        -     12,276    (5,692)             -
Gain on sale of credit card merchant          3,000          -         -        -        -          -          -             -
Securities transactions gains/(losses)           11        (2)         4        7     (15)       (18)       (27)           118
Non-interest expense                         39,437     38,306    37,945   41,642   42,505     42,770     44,626        49,165
                                        --------------------------------- ---------------------------------------   -------------
Income before income taxes                   23,476     22,134    22,475   22,273   26,350        168     24,112        32,865
Income tax expense                            7,104      6,737     6,684    6,836    8,256    (1,267)      5,047        10,854
                                        --------------------------------- ---------------------------------------   -------------
Net income                                  $16,372    $15,396   $15,791  $15,438  $18,094     $1,435    $19,065       $22,011
                                        ================================  =======================================   =============
Non-interest Income
  and Operating Expense

Service charges on deposit accounts         $10,771    $11,567   $11,062   $9,490  $10,459     $7,975     $6,850        $7,884
Trust fees                                    2,277      2,281     2,487    2,541    2,859      2,761      2,946         3,078
Debit card & merchant fees                    1,042      1,197     1,172    1,030    1,074      1,055      1,717         1,709
Insurance fees                                2,828      2,056     1,824    3,881    3,499      4,883      4,837         5,159
Investment & annuity fees                       584        438       581    1,188    1,547      1,304      1,037         1,264
ATM fees                                      1,136      1,129     1,119    1,372    1,154        871        805         1,294
Secondary mortgage market operations            531        529     1,489      499      676        377        670           817
Other income                                  2,450      1,776     2,302    2,426    3,428      2,374      4,154         3,684
                                        --------------------------------- ---------------------------------------   -------------
Non-interest income excluding net
  storm-related items,
  and securities transactions               $21,619    $20,973   $22,037  $22,427  $24,695    $21,600    $23,016       $24,890
Net storm-related items                           -          -         -        -        -     12,276    (5,692)             -
Gain on sale of credit card merchant          3,000          -         -        -        -          -          -             -
Securities transactions gains/(losses)           11        (2)         4        7     (15)       (18)       (27)           118
                                        --------------------------------- ---------------------------------------   -------------
Total non-interest income including
  storm-related items, gains on sale
  credit card merchant and securities
  transactions                              $24,631    $20,971   $22,041  $22,433  $24,680    $33,858    $17,298       $25,008
                                        ================================  =======================================   =============

Personnel expense                           $21,137    $20,664   $21,706  $22,379  $22,925    $24,275    $24,580       $26,202
Occupancy expense (net)                       2,405      2,470     2,627    2,495    2,576      2,617      3,237         3,659
Equipment expense                             2,376      2,419     2,548    2,357    2,366      2,319      2,511         2,668
Other operating expense                      12,996     12,194    10,526   13,828   14,059     13,044     13,780        15,961
Amortization of intangibles                     524        558       538      584      578        514        518           675
Total non-interest expense                  $39,437    $38,306   $37,945  $41,642  $42,505    $42,770    $44,626       $49,165